UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 15, 2020 (May 13, 2020)

BLACKROCK CAPITAL INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street
New York, NY 10022
(Address of principal executive offices)

(212) 810-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BKCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

       Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

ITEM 8.01. Other Events

On May 15, 2020, BlackRock Capital Investment Corporation (the “Company”), issued a press release outlining certain aspects of the dividend election process for the Company's second quarter dividend.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01. Other Events

On May 13, 2020, the Board of Directors of the Company adopted amendments to the Company’s dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, if the Company makes a distribution to be paid in cash or in stock at the election of stockholders as of the applicable dividend record date (a “Cash/Stock Distribution”), each stockholder will be required to elect whether to receive the distribution in cash or in shares of the Company's common stock (“Common Shares”), pursuant to such notices, forms or other documentation as may be provided to the stockholder by the Company (the “Election Forms”). If the stockholder is a Plan participant and elects to receive the Cash/Stock Distribution in cash, the stockholder will be deemed to have elected not to participate in the Plan solely with respect to such Cash/Stock Distribution and will receive the distribution in cash subject to any rules applicable to the distribution that may limit the portion of the distribution the Company is required to pay in cash. If the stockholder is a Plan participant and elects to receive the Cash/Stock Distribution in stock, the stockholder will receive the distribution in newly issued Common Shares. The number of newly issued Common Shares credited to the stockholders' account in either case will be determined by dividing the dollar amount of the distribution (or portion of the distribution to be paid in Common Shares) by the price per Common Share determined in accordance with the Election Forms rather than pursuant to the formula(s) otherwise applicable under the Plan. Except as described above, the terms of the amended Plan are identical to the those of the Plan in place at the time of the amendment.

Descriptions of the Automatic Dividend Reinvestment Plan in this current report are qualified in their entirety by reference to a copy of such document that is filed as Exhibit 99.2 to this current report and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 15, 2020
99.2	Amended Automatic Dividend Reinvestment Plan, dated May 13, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK CAPITAL INVESTMENT CORPORATION

Date: May 15, 2020	By:	/s/ Michael Pungello
Name: Michael Pungello
Title: Interim Chief Financial Officer and Interim Treasurer